Exhibit 10.1

AMENDMENT NO. 2 dated as of November 13, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CROWN CASTLE INTERNATIONAL CORP., a  Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent (the “Administrative Agent”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent.  Defined terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Banks have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS Holdings and the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Amendments to Section 1.01.

(a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order in such Section 1.01:

““Excluded Subsidiary” means (a) any Restricted Subsidiary that is directly or indirectly prohibited (or that, at any time after the Effective Date, was so prohibited) from granting a Guarantee or security interest in its assets by any Securitization Document and (b) (i) any Restricted Subsidiary that is formed or acquired after the Effective Date for the purpose of, directly or indirectly through another Restricted Subsidiary, acquiring, leasing or subleasing wireless communication towers, tower-related assets (including distributed antenna networks) or any assets or businesses reasonably related thereto and that is designated in writing by the Borrower to the Administrative Agent as an “Excluded Subsidiary”; provided that, as of the date of such designation, either (A) such Restricted Subsidiary does not own, directly or indirectly through another Restricted Subsidiary, any wireless communication towers, tower-related assets (including distributed antenna networks) or any assets or business reasonably related thereto that were, prior to the formation or acquisition of such Restricted Subsidiary, owned by Holdings, the Borrower or any other Loan Party or (B) (x) the Borrower is in compliance on a Pro Forma Basis after giving effect to such designation with the covenant contained in Section 6.12 recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are required to have been delivered pursuant to Section 5.01(b) or 5.01(d) and (y) no Default or Event of Default has occurred and is continuing or would result from such designation, and (ii) any Restricted Subsidiary of any Excluded Subsidiary so designated under the immediately preceding subclause (i).”

(b)  The definition of the term “Designated Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (c) of such definition in its entirety with the following:

“(c) an Excluded Subsidiary; provided that the term “Designated Subsidiary” shall include any Restricted Subsidiary described in this clause (c) that is designated as a “Designated Subsidiary” in accordance with Section 5.11(b)”

(c)  The definition of the term “Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “other than obligors and contingent obligors that are not Loan Parties” in clause (c) of the proviso to such definition with the text “other than (i) obligors and contingent obligors that are not Loan Parties or (ii) Holdings”.

(d)  The definition of the term “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Designated Subsidiary” in clause (b)(ii) of such definition with the text “designated Subsidiary”.

SECTION 2.  Amendment to Section 5.11.  Paragraph (b) of Section 5.11 of the Credit Agreement is hereby amended by replacing the text “clause (b)” in such paragraph with the text “clause (b) or clause (c)”.

SECTION 3.  Amendments to Section 6.01.  Section 6.01 of the Credit Agreement is hereby amended as follows:

(a)  by (i) adding the text “(A)” at the beginning of clause (xviii) of Section 6.01(a) and (ii) adding the following text at the end of such clause (xviii):

“and (B) Refinancing Indebtedness in respect of any Indebtedness incurred pursuant to this clause (xviii).”

(b)  by (i) adding the text “(A)” at the beginning of clause (vi) of Section 6.01(b) and (ii) adding the following text at the end of such clause (vi):

“and (B) Refinancing Indebtedness in respect of any Indebtedness incurred pursuant to this clause (vi).”

SECTION 4.  Amendment to Section 6.09.  Section 6.09 of the Credit Agreement is hereby amended as follows:

(a)  by deleting the text “and” immediately prior to clause (i)(H) of such Section 6.09; and

(b)  by adding the following text immediately after clause (i)(H) of such Section 6.09:

“and (I) restrictions and conditions contained in lease, sublease or similar agreements not prohibited by the terms hereof with respect to wireless communication towers, tower-related assets (including distributed antenna networks) or any assets or businesses reasonably related thereto if the restriction or condition is no more disadvantageous to the Lenders than the customary restrictions and conditions in any comparable lease, sublease or similar arrangements (as determined by the Borrower) and the Borrower determines that such restriction or condition shall not materially affect the Borrower’s ability to pay interest or principal, when due, on the Loans”

SECTION 5.  Representations and Warranties.  Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c)  At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 6.  Effectiveness.  This Amendment shall become effective as of the date first above written when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and (b) the Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by Holdings, the Borrower or any other Loan Party under or in connection with this Amendment, including those expenses set forth in Section 10 hereof.

SECTION 7.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Lenders.

SECTION 10.  Expenses.  Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 11.  Reaffirmation.  Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party and (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents.

SECTION 12.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE OPERATING COMPANY,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE OPERATING LLC,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CCGS HOLDINGS CORP.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE SOLUTIONS CORP.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

GLOBAL SIGNAL ACQUISITIONS III LLC,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

GLOBAL SIGNAL ACQUISITION IV LLC,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE TOWERS 06-2 LLC,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE NG NETWORKS INC.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE NG EAST INC.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

CROWN CASTLE NG WEST INC.,

By:	/s/ Jay Brown
Name: Jay Brown
Title: SVP, CFO and Treasurer

THE ROYAL BANK OF SCOTLAND PLC,
individually and as Administrative Agent

By:	/s/ Matthew Pennachio
Name: Matthew Pennachio
Title: Director